SUPPLEMENT TO THE PROSPECTUSES
                                AND STATEMENTS OF
                            ADDITIONAL INFORMATION OF

                      KEYSTONE DIVERSIFIED BOND FUND (B-2)
                    KEYSTONE SMALL COMPANY GROWTH FUND (S-4)
                                 (EACH A "FUND")



         The prospectus and statement of additional information of each of the above-referenced Funds are hereby supplemented as follows:

         Beginning November 1, 1996 through December 10, 1996 (the "Offering Period"), Keystone Investment Distributors Company will reallow to broker-dealers or others a commission equal to 5% of the price paid for each Fund share sold during the Offering Period, as described in each Fund's prospectus.

         Such payments will be made to those broker-dealers and others selling such shares who pay their registered representatives making such sales a portion of the additional amount payable under this special offer, determined in accordance with their regular payment arrangements with such persons for sales not made under a special dealer offer.



October 31, 1996